SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Ocean Bio-Chem, Inc.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314



                                 April 28, 2006

To our Stockholders:

     I am pleased to invite you to attend the Annual Meeting of Stockholders of Ocean Bio-Chem, Inc. to be held on Thursday, June 15, 2006 at 10:00 a.m. at the Company's corporate offices located at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314.

     Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     YOUR  VOTE IS  IMPORTANT.  Whether  or not you plan to  attend  the  Annual
Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

     We appreciate your support and continued interest in Ocean Bio-Chem, Inc.


                                 Sincerely,




                                 /s/ PETER G. DORNAU
                                 -----------------------
                                 Peter G. Dornau
                                 Chief Executive Officer

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

     Our Annual Meeting of Shareholders of the Company will be held on Thursday, June 15, 2006 at 10:00 a.m. at our corporate offices located at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314 for the following purposes:

     1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors shall be elected and qualified;

     2. To approve and ratify grants of the Company's restricted common stock previously issued to employees as compensation;

     3. To approve and ratify the revolving line of credit in the maximum amount of up to $1.5 million from Peter G. Dornau, our President and Chief Executive Officer, to our Company and warrants previously granted to Peter G. Dornau in connection with this credit facility.

     4. To ratify the appointment of Levi, Cahlin & Co. as our independent certified public accountants for the year ending December 31, 2006;

     5. To transact such other and further business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 17, 2006 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

     Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned you proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND
IN FAVOR OF EACH PROPOSAL.

                                 By Order of the Board of Directors




                                 /s/ PETER G. DORNAU
                                 -----------------------
                                 Peter G. Dornau
                                 Chief Executive Officer

Fort Lauderdale, Florida
April 28, 2006

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                            To Be Held June 15, 2006

     General We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ocean Bio-Chem, Inc. of proxies to be voted at our Annual Meeting of Shareholders and at any postponement or adjournment of this meeting. Our Annual Meeting will be held on June 15, 2006 at the offices of Ocean Bio-Chem, Inc. located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. In this proxy statement, Ocean Bio-Chem, Inc. is referred to as the "Company," "we," "our" or "us."

     Our principal executive offices are located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. Our proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about April 28, 2006. Outstanding Securities and Voting Rights

     Only holders of record of our common stock at the close of business on April 17, 2006, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 5,978,316 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. However, an aggregate of 129,000 of these shares are not entitled to vote until we obtain shareholder approval of these grants. Please see "Proposal 2. Ratification of stock grants previously issued to employees as compensation" on page 16 of this Proxy Statement.

     A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In tabulating the voting results for any proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal.

Proxy  Voting

     Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1- the election of each of the seven nominees to the Board named herein, "FOR" Proposal 2 - the ratification of stock grants previously issued to our employees as compensation, "FOR" Proposal 3 -the ratification of the revolving line of credit in the maximum amount of up to $1.5 million ("Credit Facility") from Peter G. Dornau, our President and Chief Executive Officer, to our Company and warrants previously granted to Peter G. Dornau in connection with this Credit Facility and `FOR" Proposal 4 - the ratification of Levi, Cahlin & Co. as our independent certified public accountants. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

     The manner in which your shares may be voted depends on how your shares are held. If you own shares of record meaning that your shares of common stock are represented by certificates in your name so that you appear as a stockholder on the records of our transfer agent, Registrar & Transfer Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

     If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided.

     All votes will be tabulated by Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

     If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

     If you own common stock or record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

                                   MANAGEMENT

     The following tables set forth the name and ages of our elected directors and officers of the Company, as of April 17, 2006.

     Name                           Office                                Age
------------------      -------------------------------------------       ----
Peter G. Dornau         President, Chief Executive Officer and             66
                          Director
Edward Anchel           Vice President-Finance, Chief Financial            59
                          Officer and Director
Jeffrey J. Tieger       Vice President - Advertising and Marketing,        62
                          Secretary and Director
William W. Dudman       Vice President-Operations                          41
Gregor M. Dornau        Vice President - Sales                             37
James M. Kolisch        Director                                           54
Laz L. Schneider        Director                                           66
John B. Turner          Director                                           58
Sonia B. Beard          Director                                           35

     Peter G. Dornau is our co-founder and has served as our President, CEO and Chairman of Board of Directors since 1973.

     Edward Anchel joined our company as Vice President-Finance and Chief Financial Officer in March 1999. For the five years immediately preceding his employment, he was an officer of a privately owned manufacturing company and in private practice as a Certified Public Accountant. He was initially elected to serve as an outside Director of the Company in May 1998.

     Jeffrey  J.   Tieger   joined  our   company  in  June  1977  as  our  Vice
President-Advertising and has served in that position through the present date and has served as a director since 1981.

     William W. Dudman joined our company in April 2004 as our Vice President-Operations. For the five years immediately preceding his employment he had held various management positions within the marine industry, most recently with West Marine, Inc., our largest customer, from May 1999 to April 2004.

     Gregor M. Dornau is the son of Peter G. Dornau, our President and Chief Executive Officer. He has been employed by the Company as a salesman since 1990 and during 2005 he was elected to serve as Vice President-Sales.

     James M. Kolisch joined our Board of Directors as an outside director in May 1998. Mr. Kolisch has been engaged in the insurance industry and served as president of USI Florida, or its predecessor company, an entity that sources most of the our insurance needs, for a period of approximately twenty-five years. Mr. Kolisch serves on the Board of Directors' Audit Committee.

     Laz L. Schneider is, and has been for the past five years, an attorney in private practice and was elected to serve as an outside Director of the Company during May 1998. Mr. Schneider is a partner at Berger, Singerman, P.A., a law firm that serves as our lead counsel in various corporate and litigation matters.

     John B. Turner joined our Board of Directors in June 2002. During the past five years, Mr. Turner has been retired. Prior to his retirement, he was an insurance executive. In addition to his insurance credentials, Mr. Turner holds a Series 7 stock brokerage license. His professional experience in the aforementioned areas spans in excess of twenty-five years. Mr. Turner serves on the Board of Directors' Audit Committee.

     Sonia B. Beard is a Florida Certified Public Accountant working for Walt Disney World since 1997. She currently holds the position as the Manager of Concept Development for the Revenue Lines of Business of Walt Disney World. Ms. Beard has in excess of twelve years financial experience. She is an outside director and serves as the Chairperson and Financial Expert of the Board of Directors' Audit Committee.

     All directors will serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Each officer serves at the discretion of the board of directors. There are no arrangements or understandings between any of the officers or directors of our Company and the Company or any other persons pursuant to which any officer or director was or is to be selected as a director or officer.

                    CORPORATE GOVERNANCE AND RELATED MATTERS

     The Board meets regularly during the year to review matters related to our company and to act on matters requiring Board approvals. All persons who were serving as directors during fiscal 2005 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members. Our Board of Directors held two (2) meetings during the year ended December 31, 2005, at which all the directors were present. We have a standing Audit
Committee and our nominating committee consists of our entire Board of Directors. We do not have a separate compensation committee. The Company encourages, but does not require, its directors to attend the Company's Annual Meeting of Shareholders. Last year, all of the directors attended the Annual Meeting of Shareholders.

Audit Committee

     The  Audit  Committee   assists  the  Board  in  fulfilling  its  oversight
responsibility relating to our financial statements and financial reporting process, the qualifications, independence and performance of our independent auditors, the performances of our internal audit functions and our compliance with legal and regulatory requirements. The members of the Audit Committee during fiscal 2005 were Sonia B. Beard, our Chairperson, James M. Kolisch, and John B. Turner. The Board has designated Sonia B. Beard as the "audit committee financial expert," as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934.The shareholders ratified a charter for the Audit Committee at our Annual Meeting of Shareholders held on June 9, 2000. On March 24, 2004, the Board of Directors adopted a Restated Audit Committee Charter.

     The Audit  Committee  met three times since last year's  Annual  Meeting of
Shareholders.   We  believe  that  all  members  of  the  Audit   Committee  are
independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards.

Nominating Committee

     Our entire Board of Directors serves as our Nominating Committee. Our Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and nominating persons for election as directors at the annual meeting of shareholders and the persons to fill any vacancies on the Board. Our Nominating Committee does not have a Nominating Committee Charter. The Board of Directors does not believe that the Company would derive any significant benefit from a separate nominating committee or a Nominating Committee Charter.

     Directors are not required to meet any specific or minimum qualifications. The Board attempts to identify persons who have the requisite experience and expertise to be an asset to our Company.

     The Board will consider nominees for the Board of Directors recommended by shareholders. Nominations by shareholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is a beneficial or record owner of our common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations must be delivered to the Board at the following address:

         Board of Directors
         Ocean Bio-Chem, Inc.
         4041 SW 47th Avenue
         Fort Lauderdale, Florida 33314-4023

     The Board of Directors is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, elect a director to fill such vacancy.

Controlled Company Status

     NASDAQ marketplace rules require that the board of directors of NASDAQ listed companies consist of a majority of directors who are independent within the meaning of the rules. The rules also impose additional independence requirements on members of certain committees of the Board. The Company has determined that, except with respect to the required independence of members of the Audit Committee, it is exempt from the application of these rules as a "controlled company," as defined in the rules. The Company believes it qualifies as a controlled company under NASDAQ rules because more than 50% of the voting power of its capital stock is held by a single group, consisting of Peter G. Dornau and his son, Gregor M. Dornau.

Directors' Compensation

     During fiscal 2005, our employee directors did not receive any additional or special compensation for serving as directors. Our non-employee directors did not receive equity compensation for their services in fiscal 2005. However, on April 3, 2006 each outside director received a grant of options to acquire 10,000 shares of our common stock at an exercise price of $1.08 per share, the fair market value of the underlying shares on the date of grant. These options are immediately exercisable and expire on April 2, 2016.

Compliance with Section 16(a) of the Securities Exchange Act

     Based solely on reviews of Forms 3 and 4 furnished to us by the aforementioned individuals, it was determined that no reporting person failed to file a timely submission of ownership changes and that we were in compliance with Rule 16(a)3(e) of the Exchange Act during our most recent fiscal year.

Shareholder Communications with the Board of Directors

     Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

     In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to any particular directors, the Corporate Secretary will send appropriate shareholder communications to such director. In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.


                             EXECUTIVE COMPENSATION:

     The following table sets forth the amount of compensation for the fiscal years ended December 31, 2005, 2004, and 2003 for Peter G. Dornau and each of our executive officers, whose aggregate compensation exceeded $100,000 on an annual basis (the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE

     Name and
  Principal Position                 Annual compensation                          Long term compensation
  -------------------              ----------------------------------------       ----------------------
                                                                                      Restricted
                                                                                         Stock           Options/
                                     Year           Salary           Bonus               Awards          SARs
                                     ----           --------         -------             ---------       -------
  Peter G. Dornau, CEO               2005           $106,983         $11,500             $23,850(1)           -
                                     2004           $108,450         $13,000             $21,875(2)      50,000
                                     2003           $109,000         $12,000             $15,750(3)      25,000


  Edward Anchel, CFO                 2005           $ 97,804         $11,500             $23,850(1)            -
                                     2004           $ 96,900         $13,000             $21,875(2)      50,000
                                     2003           $100,400         $12,000             $15,750(3)      25,000


     William Dudman, VP              2005           $ 88,777         $ 8,000             $11,925(1)           -


    Gregor M. Dornau, VP             2005           $ 96,725         $ 8,000             $11,925(1)           -


     Messrs. William Dudman and Gregor Dornau are only reported for the year ended December 31, 2005 as they either did not reach the required reporting threshold or were not officers in prior years.

     (1) Represents the aggregate value on the date of grant of restricted stock awards made on April 4, 2005 with respect to 30,000 shares of the Company's common stock awarded to each of Messrs. Peter Dornau and Edward Anchel, and 15,000 shares of the Company's common stock awarded to each of Messrs. William Dudman and Gregor Dornau, respectively based on the closing price on that date.

     (2) Represents the aggregate value on the date of grant of a restricted stock award made on April 1, 2004 with respect to 35,000 shares of the Company's common stock awarded each individual based on the closing price on that date.

     (3) Represents the aggregate value on the date of grant of a restricted stock award made on June 16, 2003 with respect to 35,000 shares of the Company's common stock awarded each individual based on the closing price on that date.

Option Grants in Last Fiscal Year

     There were no stock options granted to our Named Executive Officers during the year ended December 31, 2005.

     In connection with a revolving line of credit in the maximum amount of $1.5 million made by Peter G. Dornau, our President and CEO, the Company issued an aggregate of 1 million warrants to Mr. Dornau. The warrants were issued in two
(2) tranches of 500,000 shares each, with exercise prices of $1.03 and $.863, respectively representing the fair market value plus ten (10%) percent on each grant date. Mr. Dornau has agreed not to exercise these warrants until shareholder approval of the Credit Facility and the warrants is obtained. Please see "Proposal 3. To approve and ratify the revolving line of credit in the maximum amount of up to $1.5 million from Peter G. Dornau, our President and Chief Executive Officer, to our Company and warrants previously granted to Peter
G. Dornau in connection with this credit facility."

Aggregate Option Exercises in Fiscal 2004 and Option Values

     The following table sets forth information as to the exercise of stock options during the fiscal year ended December 31, 2005, by our Named Executive Officers and the fiscal year-end values of unexercised options.


                       Shares                        Number of options/SAR's/            Value of in-the-money options/
                       acquired      Value        Warrants at end of fiscal year     SAR's at end of fiscal year (1)
Name                  by exercise   realized      exercisable       unexercisable     exercisable      unexercisable
----                  -----------   --------      -------------------------------     ------------------------------
Peter G. Dornau         27,500     $ 14,301       1,162,500           55,500          $116,155             $      -
Edward Anchel           27,500       15,876          47,000           55,500                20                    5
Gregor M. Dornau        22,000       12,701          39,600           52,400                16                    4
                       -------       ------       ---------          -------          --------             --------
                        77,000     $ 42,878       1,249,100          163,400          $116,191             $      9
                       =======     ========       =========          =======          ========             ========

     (1) The value of unexercised "in-the-money" options at December 31, 2005 was calculated by determining the difference between $1.03, the fair market value of the underlying Common Stock at December 31, 2005 and the option price. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.

Stock Option Plans

     We have three stock options plans: our 1994, and 2002 Incentive Stock Option Plans (the "1994 Plan", and "2002 Plan") and the 2002 Non-Qualified Stock Option Plan. All of our employees are eligible to be selected to participate in our 1994 and 2002 Qualified Plans and in our 2002 Non-Qualified Stock Option Plan. The Plans are administered by the Board of Directors, which selects individuals to be participants and determines the type and number of awards to be granted. Our 1992 Incentive Stock Option Plan was terminated during April, 2002. However, as of April 17, 2006, we had 154,000 options outstanding under this 1992 Incentive Stock Option Plan.

     The option price for stock options granted under all Plans is stipulated to be not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

    Other Benefits

     We provide our executive officers and employees with group health, hospitalization and life insurance plans. We also maintain a SAR/SEP Savings Plan and a 401(k) savings plan which are sponsored by two of our subsidiaries, Star brite Distributing, Inc. and Kinpak Inc., respectively. Both plans are non-contributory by us and are entirely funded by employee contributions.

             Securities authorized for issuance at December 31, 2005
                        under equity compensation plans:

                                                Number of securities      Weighted average          Number of securities
                                                 to be issued upon        exercise price of        remaining available for
                                                    exercise              outstanding options,      future issuance under
                                                                          warrants and rights     equity compensations plans
                                                --------------------      --------------------    --------------------------
Equity compensation plans approved
  by security holders:
    Plan stock options granted (1)
    Non plan stock options granted (2)               733,500                   $1.23                      466,500
                                                     231,000                     .76                         -

Equity compensation plans not approved
  by security holders:
    Stock options and restricted
      stock awards                                        -

Total equity compensation plans
  approved  and not  approved by                     -------                   -----                      -------
  security holders                                   964,500                   $1.12                      466,500
                                                     =======                   =====                      =======

     (1) Includes 320,000 options granted under the 2002 Qualified Incentive Stock Option Plan, 115,000 options under the 2002 Non-Qualified Stock Option Plan and 165,000 options under the 1992 Qualified Incentive Stock Option Plan.

     (2) Includes 231,000 options granted to Messrs. Peter G. Dornau and Jeffrey
J. Tieger in conjunction with a loan made to the Company by an entity 50% owned by each of them. An amendment extending the maturity date of the options until April 2009 was approved by the Company's shareholders at its Annual Meeting of Shareholders held on June 1, 2005.

Restricted Stock Awards as Compensation

     During April 2005 we issued 122,000 shares of our common stock bearing a restricted legend to certain officers and other key employees as a component of their compensation. At the date of grant the shares had a market value of $1.59 each. Shares were awarded as follows:

 Officers:
--------------------------------------------------
 Peter G. Dornau, President and CEO                     30,000 shares
 Edward Anchel, Vice President and CFO                  30,000 shares
 Jeffrey J. Tieger, Vice President and Secretary        15,000 shares
 William Dudman, Vice President                         15,000 shares
 Gregor M. Dornau                                       15,000 shares
                                                       -------
                                                       105,000 shares

 Other employees, as a group (7 individuals)            17,000 shares
                                                       -------

 Total restricted shares awarded                       122,000 shares
                                                       =======

     These restricted stock awards were approved by our shareholders at our Annual Meeting of Shareholders held on June 1, 2005.

     On April 3, 2006 , our Board of Directors approved the issuance of 129,000 restricted shares of our common stock (including 105,000 shares to the above named officers). Such shares are subject to shareholder ratification at our upcoming Annual Meeting of Shareholders on June 15, 2006. Please see "Proposal
2. Ratification of stock awards previously issued to employees as compensation" on page 13 of this Proxy Statement.

                REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION
Executive Compensation Policy

         The Board of Directors (the "Committee") is responsible for setting the policies and approving our practices in compensating our executive officers. In carrying out its responsibility in 2005, the Committee considered the following:

         -our financial performance;

         -our policies and practices for compensation of employees generally;

         -our historical philosophy to reward according to merit, commitment to, and performance of, the Company.

     In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

Base Salaries

     The base salary of our executives is designed to be competitive with base salaries paid to executives with similar responsibilities and consistent with the salaries paid in the applicable geographical areas.

Incentive Cash Bonuses

     Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our company. Our Board of Directors established a bonus pool for fiscal 2005 and awarded bonuses to executives and other employee from this bonus pool.

Long Term Compensation - Stock Option Grants

     We have utilized stock options to motivate and retain executive officers and other employees for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our shareholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company.

     The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying common stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition we, from time to time, award direct grants of our restricted common stock to encourage stock ownership and retention of common stock by employees.

Relationship between our Compensation Policies and Corporate Performance

     We believe that our executive compensation policies correlate with our corporate performance. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our Company's financial performance. However, if an individual has made significant contributions to our company, we will provide them with a bonus payment for their efforts even if our company's financial performance has not been strong.

Compensation  of Chief  Executive  Officer

     Peter G. Dornau served as our Chief Executive Officer during fiscal 2005. He received a base salary of $106,983, a bonus of $11,500 and restricted stock valued at $23,850. Mr. Dornau's compensation is determined annually based on the Company's financial and operational performance for the preceding year.

Performance Comparisons

     The following chart compares our Annual Shareholder Return for the five years ended December 31, 2005 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non-Financial Stocks index. This graph will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent that we specifically incorporate it by reference, and will not otherwise be deemed to be soliciting material or to be filed under such Acts.

     We believe that no single peer index or peer company is totally comparable to our business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of our direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to us to show those divisions separately from the parent.





                   ***Chart to be inserted in paper filings***



                     Cumulative Annual Return for Five Years

                             2000     2001     2002      2003       2004    2005
                             ----     ----     ----      ----       ----    ----

Ocean Bio-Chem, Inc.       100.0     193.33    196.00    226.67    146.67   136.00

NASDAQ US                  100.0      79.32     54.84     81.99     89.23    91.12

NASDAQ Non-financial       100.0      76.47     49.95     76.48     82.48    84.35



                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth, as of April 17, 2006 (record date for shareholder voting at Annual Meeting of Shareholders), information concerning beneficial ownership of our common stock by:

     -all directors of the Company; -all executive officers of the Company; -persons known to own more than 5% of our common stock;

     Unless otherwise indicated, the address for each person is Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Ft. Lauderdale, FL 33314. As of April 17, 2006, we had 5,978,316 shares of our common stock issued and outstanding. As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

      Name and Address of                              Amount and Nature of                 Percent
       Beneficial Owner                                Beneficial Ownership                of Class
      -------------------                              --------------------                --------
 Peter G. Dornau, President, CEO,                           4,012,868  (1)                   53.20%
 Chairman Board of Directors
 Fort Lauderdale, FL 33317

 Edward Anchel, Vice President-Finance,                       302,951 (2)                     4.02%
 CFO, Director
 Boynton Beach, FL 33437

 Jeffrey J. Tieger,                                           394,280 (3)                     5.23%
 Vice President-Advertising,
 Secretary, Director
 Plantation, FL 33314

 William W. Dudman, Vice President                             52,300 (4)                      .69%
 Plantation, FL 33317

 Gregor M. Dornau, Vice President                             253,380 (5)                     3.36%
 Fort Lauderdale, FL 33314

 James M. Kolisch, Director                                    56,167 (6)                      .74%
 Coral Gables, FL 33134

 Laz L. Schneider, Director                                    40,000 (7)                      .53%
 Fort Lauderdale, FL 33305

 John B. Turner,  Director                                     69,463 (8)                      .92%
 Miami,  FL 33186

 Sonia B. Beard, Director                                      30,000 (9)                      .40%
 Merritt Island, FL 32952
                                                            -------------                    ------
 All directors and officers as a group                      5,066,409 (10)                   69.09%
  (eight (8) individuals)                                   ==============                   ======

     (1) Includes 1,162,500 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006, 30,000 shares of restricted common stock distributed April 3, 2006 , however does not include 238,380 shares owned by Gregor M. Dornau (son) with power to vote or direct the vote given to Peter
G. Dornau.

     (2) Includes 47,000 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006 and 30,000 shares of restricted common stock distributed April 3, 2006.

     (3) Includes 162,500 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006 and 15,000 shares of restricted common stock distributed April 3, 2006.

     (4) Includes 3,000 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006 and 15,000 shares of restricted common stock distributed April 3, 2006 .

     (5) Includes 39,600 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006 and 15,000 shares of restricted common stock distributed April 3, 2006.

     (6) Includes 30,000 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006.

     (7) Includes 30,000 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006.

     (8) Includes 30,000 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006.

     (9) Includes 20,000 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006.

     (10) Includes 1,564,600 shares that are issuable upon the exercise of stock options within 60 days of April 17, 2006 and 105,000 shares of restricted common stock distributed April 3, 2006.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 1, 1998, we entered into a ten-year lease for approximately 12,700 square feet of office and warehouse facilities in Fort Lauderdale, Florida from an entity fifty percent owned each by Messrs. Peter G. Dornau and Jeffrey J. Tieger, our President and Vice President-Advertising, respectively. The lease required a minimum rental of $94,800 the first year and provides for a maximum 2% increase on the anniversary of the lease throughout the term. Additionally, the landlord is entitled to collect from us its pro-rata share of all taxes, assessments, insurance premiums, operating charges, maintenance charges and any other expenses, which normally arise from ownership. We believe that the terms of this lease are comparable to those of similar properties in the same geographic area of the Company available from unrelated third parties. Rent charged to operations during the years ended December 31, 2005, 2004 and 2003 amounted to approximately $100,500 each year.

     We acquired the rights to the Star brite(R) trademark and related products for the United States and Canada in conjunction with our original public offering during March 1981. Peter G. Dornau, our president is the direct or beneficial owner of three companies that market Star brite(R) products outside the United States and Canada. These companies serve as distributors of our products and the terms of payment are the same as for our other customers. At December 31, 2005 and 2004, we had amounts due from affiliated companies, which are directly or beneficially owned by our president aggregating approximately $29,022 and $408,500, respectively. Sales of Star brite products to such affiliates aggregated approximately $826,898, $616,800 and $373,600 during the years ended December 31, 2005, 2004 and 2003, respectively.

     A subsidiary of ours currently uses the services of an entity that is owned by our president to conduct product research and development. Such entity received $30,000 per year during the years ended December 31, 2005, 2004 and 2003 under such relationship.

     During the quarter ended December 31, 2005, we finalized a revolving credit facility with our president and CEO, Peter G. Dornau. In connection with his offering to loan a maximum of $1.5 million to the Company in order to bolster working capital, we issued warrants to Mr. Dornau to purchase a maximum of 1 million shares of our common stock. Such warrants are exercisable 500,000 shares at $1.13 and 500,000 shares at $.863. The exercise prices were determined by the closing bid of our stock plus ten (10) percent on each date of grant. In addition, he has the right, at his sole discretion, to convert such debt into a maximum of 1.5 million shares of our common stock at the rate of $1.00 per share. At December 31, 2005, $1,150,000 was outstanding pursuant to this obligation which is due in October 2010 along with accrued interest at the rate of prime plus 2%. Such obligation is subordinate to all borrowings from Regions Bank. This transaction was unanimously approved by our board of directors.

     On March 10, 2006, an entity 50% each co-owned by Messrs. Peter G. Dornau and Jeffrey J. Tieger offered to forgive the Company's indebtedness to such entity in the approximate amount of $295,000. Accordingly, financial statements for the first quarter of 2006 will reflect this transaction.

                             AUDIT COMMITTEE REPORT

     The Audit  Committee is  responsible  for assisting the Board in monitoring
(1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent auditors and meets periodically with our independent auditors to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the company's independent certified public accountants. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. During 2005, all of the Audit Committee members were non-employee directors and were independent as defined by the NASDAQ listing standards in effect during 2005. The members of the Audit Committee during 2005 were Sonia B. Beard, James M. Kolisch, and John B. Turner. Mrs. Beard served as the Chairperson of the Audit Committee.

     In discharging its duties during 2005, the Audit Committee met with and held discussions with management and our independent auditors, Levi, Cahlin and Co. Management represented to the independent auditors that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with our auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." In addition, our auditors, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and the Audit Committee discussed with our auditors their independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Audit Committee - submitted on March 23, 2006


Sonia B. Beard, Chairperson
James M. Kolisch
John B. Turner

                          PROPOSALS TO THE SHAREHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS

     The seven persons set forth alphabetically below, each of whom is currently a director, are proposed to be re-elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Stockholders in the year 2006 or until his or her successor is duly elected and qualified.

         Edward Anchel
         Sonia B. Beard
         Peter G. Dornau
         James M. Kolisch
         Laz L. Schneider
         Jeffrey J. Tieger
         John B. Turner

     All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 2-3 of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time of the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

     The seven nominees for election to the Board of Directors who receive a majority of votes cast, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome. The Board recommends stockholders to vote "FOR" each of the nominees for director set forth above.

PROPOSAL 2. RATIFICATION OF STOCK GRANTS PREVIOUSLY ISSUED TO EMPLOYEES AS
            COMPENSATION

     The Company's Board of Directors has previously granted stock as compensation to certain employees in on April 3, 2006. An aggregate of 129,000 shares were granted as compensation in lieu of cash. Officers of the Company received 105,000 of these shares as follows:

Employee                     2006
------------------         -------
Peter G. Dornau             30,000
Edward Anchel               30,000
Jeffrey J. Tieger           15,000
William Dudman              15,000
Gregor M. Dornau            15,000
                           -------
   Total                   105,000
                           =======
Vote Required and Recommendation

     The ratification of the stock awards previously granted to the Company's employees as compensation requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting. The Board recommends shareholders to vote "FOR" the ratification of the stock grants previously issued to the Company's employees as compensation.

PROPOSAL 3. TO APPROVE AND RATIFY THE REVOLVING LINE OF CREDIT IN THE MAXIMUM AMOUNT OF UP TO $1.5 MILLION FROM PETER G. DORNAU, OUR PRESIDENT AND CEO, TO OUR COMPANY AND WARRANTS PREVIOUSLY GRANTED TO PETER G. DORNAU IN CONNECTION WITH THIS CREDIT FACILITY

     During the quarter ended December 31, 2005, we finalized a revolving credit facility with Peter G. Dornau, our President and CEO. In connection with his agreement to loan a maximum of $1.5 million to the Company in order to bolster its working capital, we issued warrants to Mr. Dornau to purchase a maximum of 1 million shares of our common stock. Such warrants are exercisable 500,000 shares at $1.13 and 500,000 shares at $.863. The exercise prices were determined by the closing bid of our common stock on the date of grant plus ten (10%) per cent on each date of grant. In addition, Mr. Dornau has the right, at his sole discretion, to convert such debt into a maximum of 1.5 million shares of our common stock at the rate of $1.00 per share. This transaction was unanimously approved by the Company's board of directors.

     Mr. Dornau has agreed that he will not exercise the warrants nor will he convert the loan into shares of the Company's common stock until this transaction has been approved by a shareholder vote at the Company's Annual Meeting of Shareholders.

Vote Required and Recommendation

     The Board recommends shareholders to vote "FOR" the ratification of the revolving line of credit in the maximum amount of up to $1.5 million from Peter
G. Dornau, our President and Chief Executive Officer, to our Company and warrants previously granted to Peterr G. Dornau in connection with this credit facility.

PROPOSAL 4.  RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We are asking our shareholders to ratify the Audit Committee's appointment of Levi, Cahlin & Co. as our independent certified public accountants for the year ending December 31, 2006. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholders' best interests.

     We engaged Levi, Cahlin & Co. as our independent auditor on December 23, 2004 and Levi, Cahlin & Co. audited our consolidated financial statements for the year ended December 31, 2005. Representatives of Levi, Cahlin & Co. are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

     The following is a summary of the fees billed to the Company by Levi, Cahlin & Co. and our former auditors, Berkovits, Lago & Company, LLP and charged to operations during the years ended December 31:

Fee Category                    2005                2004
------------                    ----                ----
Audit Fees                   $39,000              $42,900
Audit Related Fees                -                    -
Tax Fees                          -                    -
All Other Fees                    -                    -
                             -------              -------
Total Fees                   $39,000              $42,900
                             =======              =======


     Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Levi, Cahlin & Co. in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

     All Other Fees. Consists of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit
  Services of Independent Auditors

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

     The ratification of the selection of Levi, Cahlin & Co., as our independent certified public accountants for the year ending December 31, 2006, requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting. The Board recommends shareholders to vote "FOR" the ratification of the selection of Levi, Cahlin & Co. as our independent auditors for the year ended December 31, 2006.

Previous Independent Auditors

     On December 15, 2004, we dismissed Berkovits, Lago & Company, LLP ("Berkovits"). The decision to change accountants was approved by our Audit Committee. As of December 15, 2004, we did not have any change or disagreement with Berkovits with respect to the preparation of our financial statements for the two (2) most recent years contained in our Annual Report on Form 10-K for the year ended December 31, 2004.

     The report of Berkovits on our financial statements for fiscal 2003, fiscal 2002 and all subsequent interim periods, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for fiscal 2003, fiscal 2002 and all subsequent interim periods. Furthermore, Berkovits did not advise us that: 1) internal controls necessary to develop reliable financial statements did not exist, or

     2) information had come to the attention of Berkovits which made it unwilling to rely upon management's representations or made it unwilling to be associated with the financial statement prepared by management, or

     3) the scope of the audit should be expanded significantly, or information had come to the attention of Berkovits that they concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to December 31, 2003 (including information that may prevent it from rendering an unqualified audit report on those financial statements) or made it unwilling to rely on management's representations or to be associated with the financial statements prepared by management or,

     4) information has come to the attention of Berkovits that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to December 31, 2003 through December 15, 2004, the date of the Form 8-K filing reporting our change in accountants, that had not been resolved to the satisfaction of Berkovits or which would have prevented Berkovits from rendering an unqualified audit report on such financial statements.

     During fiscal 2003, fiscal 2002 and all subsequent interim periods, there were no disagreements with Berkovits on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Berkovits would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

                           ANNUAL REPORT ON FORM 10-K

     We are mailing copies of our Annual Report on Form 10-K for the year ended December 31, 2005 with this proxy statement to our shareholders of record as of April 17, 2006.

               STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

     We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name and don't participate in electronic delivery of proxy materials will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

     If you received a householded mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, Ocean Bio-Chem, Inc., 4041 SW 47 Avenue, Fort Lauderdale, FL 33314, or call (954) 587-6280. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call 1 (954) 587-6280 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by January 1, 2006 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements . OTHER MATTERS

     As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


Proxy for Annual Meeting of Shareholders on June 15, 2006


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey J. Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at our Annual Meeting of Shareholders to be held on June 15, 2006 at 10:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of our Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify:

      Name:
  Peter G. Dornau           For    /    /        Withhold Authority  /    /
  Edward Anchel             For    /    /        Withhold Authority  /    /
  Jeffrey J. Tieger         For    /    /        Withhold Authority  /    /
  Laz L. Schneider          For    /    /        Withhold Authority  /    /
  James M. Kolisch          For    /    /        Withhold Authority  /    /
  John B. Turner            For    /    /        Withhold Authority  /    /
  Sonia B. Beard            For    /    /        Withhold Authority   /    /

The Board of Directors recommends a vote "FOR" Proposal 2 below.

     2.  Ratification of restricted stock grants  previously issued to employees
as compensation. For /   /    Against /   /      Abstain /   /

The Board of Directors recommends a vote "FOR" Proposal 3 below.

     3. The ratification of the revolving line of credit in the maximum amount of up to $1.5 million from Peter G. Dornau, our President and Chief Executive Officer, to our Company and warrants previously granted to Peter G. Dornau in connection with this credit facility.

              For /   /    Against /   /    Abstain /   /

The Board of Directors recommends a vote "FOR" Proposal 4 below.

     4. The approval, adoption and ratification of the selection by the Board of Directors of Levi, Cahlin & Co., Certified Public Accountants, as our Auditors for the year ending December 31, 2006.

              For   /   /    Against /   /  Abstain   /    /

     5. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1),
(2), (3) AND (4) ABOVE.

     Unless  specifically   indicated,   the  execution  of  this  proxy  is  an
acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated                            2006      ____________________________________
     ----------------------------

                                           ____________________________________





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